UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010

(Address of Principal Executive Offices)
____________________

(323) 937-1060

(Registrant’s telephone number, including area code)
____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On February 23, 2016, Mercury General Corporation (the “Company”) and Mercury Casualty Company entered into a Second Amendment Agreement (the “Amendment”) with MUFG Union Bank, N.A., formerly known as Union Bank, N.A., which amends the existing Term Loan Agreement (the “Loan Agreement”) by and among the parties, dated as of October 4, 2011 (as amended to date). The Amendment modifies the Borrower Statutory Surplus requirement contained in the Loan Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 22, 2016, the Compensation Committee of the Board of Directors of the Company, established base salaries for the 12-month period beginning February 28, 2016 for George Joseph, the Company’s Chairman of the Board, and Gabriel Tirador, the Company’s President and Chief Executive Officer. Pursuant to a standing resolution of the Board of Directors, which grants authority to Messrs. Joseph and Tirador to establish the compensation for executive officers of the Company other than the Chairman of the Board and President and Chief Executive Officer, Messrs. Joseph and Tirador established base salaries for Theodore Stalick, the Company’s Senior Vice President and Chief Financial Officer, Allan Lubitz, the Company’s Senior Vice President and Chief Information Officer, and Robert Houlihan, the Company’s Vice President and Chief Product Officer, for the same period.
Pursuant to the authority granted it to establish periodic bonus programs based on specified performance objectives under the Mercury General Corporation Senior Executive Incentive Bonus Plan (the “Senior Plan”) and the Mercury General Corporation Annual Incentive Plan (the “AIP”), which are referred to herein collectively as the “Bonus Plans”, on February 22, 2016, the Compensation Committee established criteria underlying bonuses to be awarded under the Bonus Plans for the 2016 performance period.
Specifically, the Compensation Committee established performance objectives for the 2016 performance period related to the Company’s earned premium growth and combined ratio during 2016, after including a predetermined amount charged as an internal cost for catastrophes (including for reinsurance coverage purchased specifically to cover catastrophic losses) and excluding the impact of catastrophic losses, net of any reinsurance recoveries. The performance of the Company’s Workmen’s Auto Insurance Company subsidiary and any acquisition during 2016, costs and expenses associated with reorganizations or consolidations completed during 2016 and costs, expenses or other amounts incurred as a result of an adverse decision related to the false advertising order to show cause portion of the pending California Department of Insurance notice of non-compliance will also be excluded for purposes of determining incentive awards under the Bonus Plans. In addition, the Bonus Plans permit each participant’s supervisor to determine on a discretionary basis the participant’s individual performance rating with any participant who is rated outstanding performance, exceeds expectations or fully achieved expectations receiving 100% of the participant’s target bonus and any participant who is rated partially meets expectations or does not meet expectations not being eligible for a bonus and additionally the overall contribution to the Company during 2016 by the participant relative to others in the participant’s department and in similar positions in the Company. In addition, the AIP in 2016 permits each AIP participant’s supervisor to apply a multiplier of between 0.75 and 1.25 to the participant’s bonus after application of the corporate achievement multiplier based on the supervisor’s discretionary determination. The Bonus Plans also permit for 2016 the Compensation Committee’s discretion to reduce each participant’s bonus to zero in the event the participant’s individual performance warrants such reduction. The Compensation Committee also established for each participant a target bonus amount under the Bonus Plans as a percentage of base salary for 2016 if the applicable performance objectives are attained and with respect to each performance objective under the Bonus Plans a minimum threshold necessary to receive any bonus and an objective formula for determining bonus amounts at performance levels above the threshold amount.
On February 22, 2016, the Compensation Committee granted performance-based restricted stock units under the Company’s 2015 Incentive Award Plan to 65 employees of the Company, including Messrs. Joseph, Tirador, Stalick, Lubitz and Houlihan and generally the Company’s other executive officers. Each grant of performance-based restricted stock units was made pursuant to an award agreement specifying the terms and conditions of the grants, including the performance-based vesting conditions. The performance-based restricted stock units will not vest until the end of a three-year performance period through December 31, 2018, and then will vest up to 187.5% of the target number of performance-based restricted stock units granted to each employee, including the Company’s executive officers, if, and to the extent that, the Company’s underwriting income and premium growth during such three-year period achieves or exceeds the threshold performance levels established by the Compensation Committee. The performance-based restricted stock units granted are eligible to vest for an aggregate of 95,750 shares of the Company’s common stock if target performance levels established by the Compensation Committee for both corporate objectives are achieved and up to an aggregate of 179,551 shares of the Company’s common stock if maximum performance levels established by the Compensation Committee are achieved for both corporate objectives.
The annual base salaries effective February 28, 2016, the target and maximum bonus percentages of base salary and the target and maximum restricted stock unit grants for the Company’s named executive officers, including its principal executive officer and principal financial officer, are set forth in the following table:

		Annual	Bonus Percentage		Restricted Stock Units
Name	Title	Base Salary	Target	Maximum	Target	Maximum
George Joseph	Chairman of the Board	$1,020,000	120%	193.5%	10,000	18,750
Gabriel Tirador	President and Chief Executive Officer	950,000	120%	193.5%	10,000	18,750
Theodore Stalick	Senior Vice President and Chief Financial Officer	590,332	60%	120.9%	6,000	11,250
Allan Lubitz	Senior Vice President and Chief Information Officer	450,138	75%	151.2%	6,000	11,250
Robert Houlihan	Vice President and Chief Product Officer	404,795	80%	161.3%	6,000	11,250

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits.

10.1	Second Amendment Agreement among Mercury Casualty Corporation, Mercury General Corporation, and MUFG Union Bank, N.A., formerly known as Union Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2016	MERCURY GENERAL CORPORATION
	By:	/s/ THEODORE STALICK
	Name:	Theodore Stalick
	Its:	Chief Financial Officer

3